UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 31, 2006

Advanced Nutraceuticals, Inc.
(Exact name of registrant as specified in charter)

Texas
(State or other jurisdiction of incorporation)

0-26362 (Commission File Number)	76-0642336 (IRS Employer Identification No.)

106 South University Blvd., #14 Denver, CO 80209
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 722-4008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

        The Company issued a news release on August 31, 2006, a copy of which is furnished as Exhibit 99.1.

        The information in this press release shall not be deemed "filed" within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 8.01.   Other Events.

         The Company issued a news release on August 31, 2006, a copy of which is furnished as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibit

        99.1   News Release, dated August 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006	Advanced Nutraceuticals, Inc. /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Senior Vice President of Finance